SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                             SECURITIES ACT OF 1934

                             SALISBURY BANCORP, INC.
                             -----------------------
             (Exact name of Registrant as specified in its charter)

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
             CONNECTICUT                                                06-1514263
             -----------                                                ----------
(State of incorporation or organization)                  (I.R.S. Employer Identification No.)

5 BISSELL STREET, LAKEVILLE, CONNECTICUT                                06039-1868
----------------------------------------                                ----------
(Address of principal executive offices)                                (Zip Code)

If this form relates to the registration             If this form relates to the registration
of a class of securities pursuant                         of a class of securities pursuant to
to Section 12(b) of the Exchange                          Section 12(g) of the Exchange Act
Act and is effective pursuant                             and is effective pursuant to General
to General Instruction A. (c),                       Instruction A. (d), please check the
please check the following                                following box. /X/
box. / /

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Securities Act registration statement file number to which this form relates:
333-50857

Securities to be registered pursuant to Section 12(b) of the Act:

                                            Name of each exchange on
Title of Class to be so registered          which each class is to be registered
----------------------------------          ------------------------------------
Not Applicable                              Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.10 per share
                     --------------------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         A description of the Common Stock of SALISBURY BANCORP, INC. (the "Registrant") is set forth in the information provided under the heading "Company Common Stock" in the Prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-50857), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on April 23, 1998 and amended on May 14, 1998 (the "Registration Statement"), which information is incorporated by reference herein.

Item 2.  EXHIBITS

          (1) Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 of the Registration Statement).

          (2) Form of Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2 of the Registration Statement)

          (3) Specimen certificate representing shares of Registrant's Common Stock (incorporated herein by reference to Exhibit 4 of the Registration Statement).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   SALISBURY BANCORP, INC.

                                   By: /S/ JOHN F. PEROTTI
                                       -----------------------------------------
                                           John F. Perotti
                                           President and Chief Executive Officer

August 3, 1998